Exhibit 10.39

AMENDMENT NO. 1 TO THE ADVISORY AGREEMENT

This Amendment No. 1 to the Advisory Agreement dated as of January 1, 2011 (the “Advisory Agreement”) among Affinia Group Inc., a Delaware corporation (the “Company”), Affinia Group Intermediate Holdings Inc., a Delaware corporation (“Intermediate”), Affinia Group Holdings Inc., a Delaware corporation (“Parent”) and Torque Capital Group LLC, a Delaware limited liability company (“Torque”) is entered into on August 30, 2012 with an effective date as of July 1, 2012.

WHEREAS, Torque, Parent, Intermediate and the Company desire to amend the Advisory Agreement to extend the period during which Torque would provide advisory services and to make other mutually agreed modifications.

NOW, THEREFORE, in consideration of the foregoing recitals and the covenants and conditions herein set forth, the parties hereto agree as follows:

1.	Section 3 (a) of the Advisory Agreement is hereby amended to delete the number “2.4” and replace it with the number “3.6”.

2.	Sections 3 (a) and 3 (b) of the Advisory Agreement are hereby amended to delete the date “June 30, 2012” and replace it with the date “March 31, 2013”.

3.	Section 3 (d) of the Advisory Agreement is hereby amended to delete the number “5.4” and replace it with the number “6.6”.

4.	Section 6 of the Advisory Agreement is hereby amended to delete the number “90” and replace it with the number “30”.

5.	Except as expressly amended hereby, the terms of the Advisory Agreement shall be and remain unchanged and the Agreement as amended hereby shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to be executed and delivered by their duly authorized officers or agents as set forth below.

TORQUE CAPITAL GROUP LLC

By:	/s/ Joseph E. Parzick

Name: Joseph E. Parzick Title: Managing Partner

AFFINIA GROUP INC.

By:	/s/ Steven E. Keller

Name: Steven E. Keller Title: Senior Vice President

AFFINIA GROUP INTERMEDIATE HOLDINGS INC.

By:	/s/ Steven E. Keller

Name: Steven E. Keller Title: Senior Vice President

AFFINIA GROUP HOLDINGS INC.

By:	/s/ Steven E. Keller

Name: Steven E. Keller Title: Senior Vice President